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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 17, 1998
                                 --------------
                                 Date of Report
                             (Date of earliest event
                                    reported)



                                AMAZON.COM, INC.
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                   000-22513                   91-1646860
    ---------------          ---------------------            -------------
    (State or Other          (Commission File No.)            (IRS Employer
      Jurisdiction                                         Identification No.)
   of Incorporation)

            1516 SECOND AVENUE, SEATTLE, WASHINGTON 98101 (Address of
            ---------------------------------------------------------
                principal executive offices, including zip code)

                                 (206) 622-2335
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM    9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

        The Company issued 540,066 shares of its Common Stock in connection with the acquisition of the following companies: Bookpages Limited, a company registered in England ("Bookpages"), on April 17, 1998; Telebook, Inc., a Florida corporation ("Telebook"), on April 24, 1998; and Internet Movie Database Limited, a company registered in England ("IMDb"), on April 24, 1998. The form of the transactions for Bookpages and IMDb was an exchange of the Company's Common Stock plus, in the case of IMDb, cash for the entire issued share capital of the acquired businesses. For Telebook, the form of the transaction was a merger, whereby Telebook was merged into a wholly-owned subsidiary of the Company in exchange for shares of the Company's Common Stock. No underwriters were used and the recipients of the Company's Common Stock were the shareholders of the acquired companies.

        Twenty-one of the former shareholders of the acquired companies are non-U.S. residents who collectively received 351,324 shares of the Company's Common Stock. The shares were not registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the safe harbor contained in Regulation S under the Securities Act. The shares issued to non-U.S. residents were sold in offshore transactions in accordance with the offering restrictions of Regulation S and no directed selling efforts were made in the United States.

        Five of the former shareholders of the acquired companies are U.S. residents who collectively received 188,742 shares of the Company's Common Stock. The shares were not registered under the Securities Act, pursuant to the exemption set forth in Section 4(2) thereof. All U.S. residents who received shares of the Company's Common Stock made certain representations to the Company as to investment intent, possessed a sufficient level of financial sophistication and received or had access to information about the Company. The shares issued in the transactions are subject to restrictions on transfer absent registration under the Securities Act, and no offers to sell the securities were made by any form of general solicitation or general advertisement.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMAZON.COM, INC.



Dated:  May 1, 1998                  By     /s/ Alan Caplan
                                        -------------------------------------
                                        Vice President and General Counsel


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